Exhibit 99.1

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP

1285 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10019-6064

TELEPHONE (212) 373-3000

LLOYD K. GARRISON (1946-1991)
RANDOLPH E. PAUL (1946-1956)
SIMON H. RIFKIND (1950-1995)
LOUIS S. WEISS (1927-1950)
JOHN F. WHARTON (1927-1977)

WRITER'S DIRECT DIAL NUMBER

212-373-3107

WRITER'S DIRECT FACSIMILE

212-492-0107

WRITER'S DIRECT E-MAIL ADDRESS

rfleder@paulweiss.com

UNIT 3601, OFFICE TOWER A, BEIJING FORTUNE PLAZA
NO. 7 DONGSANHUAN ZHONGLU
CHAOYANG DISTRICT
BEIJING 100020
PEOPLE'S REPUBLIC OF CHINA
TELEPHONE (86-10) 5828-6300

12TH FLOOR, HONG KONG CLUB BUILDING
3A CHATER ROAD, CENTRAL
HONG KONG
TELEPHONE (852) 2846-0300

ALDER CASTLE
10 NOBLE STREET
LONDON EC2V 7JU, U.K.
TELEPHONE (44 20) 7367 1600

FUKOKU SEIMEI BUILDING
2-2 UCHISAIWAICHO 2-CHOME
CHIYODA-KU, TOKYO 100-0011, JAPAN
TELEPHONE (81-3) 3597-8101

TORONTO-DOMINION CENTRE
77 KING STREET WEST, SUITE 3100
P.O. BOX 226
TORONTO, ONTARIO M5K 1J3
TELEPHONE (416) 504-0520

2001 K STREET, NW
WASHINGTON, DC 20006-1047
TELEPHONE (202) 223-7300

500 DELAWARE AVENUE, SUITE 200
POST OFFICE BOX 32
WILMINGTON, DE 19899-0032
TELEPHONE (302) 655-4410

MATTHEW W. ABBOTT
EDWARD T. ACKERMAN
JACOB A. ADLERSTEIN
ALLAN J. ARFFA
ROBERT A. ATKINS
DAVID J. BALL
SCOTT A. BARSHAY
JOHN F. BAUGHMAN
LYNN B. BAYARD
DANIEL J. BELLER
CRAIG A. BENSON
MITCHELL L. BERG
MARK S. BERGMAN
DAVID M. BERNICK
BRUCE BIRENBOIM
H. CHRISTOPHER BOEHNING
ANGELO BONVINO
JAMES L. BROCHIN
RICHARD J. BRONSTEIN
DAVID W. BROWN
SUSANNA M. BUERGEL
PATRICK S. CAMPBELL*
JESSICA S. CAREY
JEANETTE K. CHAN
GEOFFREY R. CHEPIGA
ELLEN N. CHING
WILLIAM A. CLAREMAN
LEWIS R. CLAYTON
JAY COHEN
KELLEY A. CORNISH
CHRISTOPHER J. CUMMINGS
CHARLES E. DAVIDOW
THOMAS V. DE LA BASTIDE III
ARIEL J. DECKELBAUM
ALICE BELISLE EATON
ANDREW J. EHRLICH
GREGORY A. EZRING
LESLIE GORDON FAGEN
MARC FALCONE
ROSS A. FIELDSTON
ANDREW C. FINCH
BRAD J. FINKELSTEIN
BRIAN P. FINNEGAN
ROBERTO FINZI
PETER E. FISCH
ROBERT C. FLEDER
MARTIN FLUMENBAUM
ANDREW J. FOLEY
HARRIS B. FREIDUS
MANUEL S. FREY
ANDREW L. GAINES
KENNETH A. GALLO
MICHAEL E. GERTZMAN
ADAM M. GIVERTZ
SALVATORE GOGLIORMELLA
ROBERT D. GOLDBAUM
NEIL GOLDMAN
ROBERTO J. GONZALEZ*
CATHERINE L. GOODALL
ERIC GOODISON
CHARLES H. GOOGE, JR.
ANDREW G. GORDON
UDI GROFMAN
NICHOLAS GROOMBRIDGE
BRUCE A. GUTENPLAN
GAINES GWATHMEY, III
ALAN S. HALPERIN
JUSTIN G. HAMILL
CLAUDIA HAMMERMAN
BRIAN S. HERMANN
MICHELE HIRSHMAN
MICHAEL S. HONG
DAVID S. HUNTINGTON
AMRAN HUSSEIN
LORETTA A. IPPOLITO
BRIAN M. JANSON
JAREN JANGHORBANI
MEREDITH J. KANE
ROBERTA A. KAPLAN
BRAD S. KARP
PATRICK N. KARSNITZ
JOHN C. KENNEDY
BRIAN KIM
ALAN W. KORNBERG
DANIEL J. KRAMER
DAVID K. LAKHDHIR
STEPHEN P. LAMB*
JOHN E. LANGE
GREGORY F. LAUFER
DANIEL J. LEFFELL
XIAOYU GREG LIU
JEFFREY D. MARELL
MARCO V. MASOTTI
EDWIN S. MAYNARD
DAVID W. MAYO
ELIZABETH R. McCOLM
MARK F. MENDELSOHN
CLAUDINE MEREDITH-GOUJON
WILLIAM B. MICHAEL
TOBY S. MYERSON
JUDIE NG SHORTELL*
CATHERINE NYARADY
JANE B. O'BRIEN
ALEX YOUNG K. OH
BRAD R. OKUN
KELLEY D. PARKER
MARC E. PERLMUTTER
VALERIE E. RADWANER
CARL L. REISNER
LORIN L. REISNER
WALTER G. RICCIARDI
WALTER RIEMAN
RICHARD A. ROSEN
ANDREW N. ROSENBERG
JACQUELINE P. RUBIN
RAPHAEL M. RUSSO
ELIZABETH M. SACKSTEDER
JEFFREY D. SAFERSTEIN
JEFFREY B. SAMUELS
DALE M. SARRO
TERRY E. SCHIMEK
KENNETH M. SCHNEIDER
ROBERT B. SCHUMER
JOHN M. SCOTT
STEPHEN J. SHIMSHAK
DAVID R. SICULAR
MOSES SILVERMAN
STEVEN SIMKIN
JOSEPH J. SIMONS
AUDRA J. SOLOWAY
SCOTT M. SONTAG
TARUN M. STEWART
ERIC ALAN STONE
AIDAN SYNNOTT
ROBYN F. TARNOFSKY
MONICA K. THURMOND
DANIEL J. TOAL
LIZA M. VELAZQUEZ
LAWRENCE G. WEE
THEODORE V. WELLS, JR.
STEVEN J. WILLIAMS
LAWRENCE I. WITDORCHIC
MARK B. WLAZLO
JULIA MASON WOOD
JENNIFER H. WU
BETTY YAP*
JORDAN E. YARETT
KAYE N. YOSHINO
TONG YU
TRACEY A. ZACCONE
TAURIE M. ZEITZER
T. ROBERT ZOCHOWSKI, JR.

*NOT ADMITTED TO THE NEW YORK BAR

July 15, 2016
By Hand Delivery

Michael D. Fricklas
Executive Vice President, General Counsel
Viacom Inc.
1515 Broadway
New York, NY 10036
Re Philippe Dauman – Reservation of Rights
Dear Mr. Fricklas:
We write on behalf of our client, Philippe Dauman, who is highly engaged in overseeing Viacom’s operations and is committed to pursuing and executing Viacom’s strategic plan for the duration of his employment agreement dated January 15, 2015 (“Employment Agreement”). The purpose of this letter is to avoid any waiver of Mr. Dauman’s rights under that agreement.
As you know, on June 16, 2016: (i) a purported shareholder consent by National Amusements, Inc. (“NAI” and such consent the “NAI Consent”) was delivered, declaring the removal of George Abrams, Philippe Dauman, Blythe McGarvie, Frederic Salerno, and William Schwartz from the Board of Directors of Viacom (the “Board”); and (ii) an action was brought by NAI seeking a declaratory judgment to confirm the validity of such removal and seeking a status quo order preserving the position of those Board members in office immediately prior to the delivery of the NAI Consent. On the same day, Frederic Salerno brought an action against NAI seeking a judicial declaration that the referenced NAI consent was executed without proper authorization and is therefore invalid, and also seeking an order preserving the status quo ante pending resolution of the complaint. A single status quo order (the “Status Quo Order”) was approved by Judge Andre G. Bouchard of the Delaware Court of Chancery on June 27, 2016, and the two actions were coordinated for purposes of the proceedings.
If the June 16, 2016 purported removal of Mr. Dauman as Executive Chairman of the Board were valid, it would provide him with “Good Reason” to terminate his employment pursuant to Paragraphs 9(b)(ii)(B) and 9(b)(iii) of the Employment Agreement. Pursuant to Paragraph 9(b) of the Employment Agreement, a “Good Reason” event is waived unless (i) Mr. Dauman notifies Viacom within 30 days after he becomes aware of the occurrence of such “Good Reason” event, (ii) Viacom is given a 30-day period after such notice to cure the “Good Reason” event, if capable of cure, and (iii) an effective date of resignation from employment for Good Reason is set forth in the notice to Viacom (such effective date to be not earlier than immediately after the cure period ends).
Mr. Dauman and we believe that NAI has acted improperly and that its purported removal of Mr. Dauman and the other directors is ineffective. Further, we believe that even if such removal had been effective, the Status Quo Order has “cured” the removal within the meaning of the Employment Agreement. However, in light of the pending legal actions, it is unclear whether, for purposes of the Employment Agreement’s “Good Reason” provisions, the operative date of Mr. Dauman’s removal should be regarded as June 16, 2016, or the date on which there is entry of a judicial order from which no appeal may be taken establishing the validity of the purported removal of him as Executive Chairman of the Board (a “Final Removal Order”). Accordingly, in order to preserve his rights under the Employment Agreement, we hereby notify you on behalf of Mr. Dauman that “Good Reason” has been established with effect on June 16, 2016 at the earliest, and that Viacom’s obligation to cure has been triggered with effect today at the earliest. Mr. Dauman’s effective date of resignation for Good Reason is the later of August 15, 2016 (that is, 31 days after today) or 31 days after the entry of a Final Removal Order; but in each case the resignation shall not take effect on the specified date if he is, or has been, reinstated as Executive Chairman within the applicable 31-day period.
Notwithstanding the foregoing, if, prior to the effective date of Mr. Dauman’s resignation, there is an entry of a judicial order from which no appeal may be taken establishing the invalidity of his removal as Executive Chairman of the Board, his resignation of employment shall not take effect.

This letter is without prejudice to any and all rights and claims Mr. Dauman may have against Viacom and its affiliates and is in no way intended to limit or waive any such right or claim, including without limitation to the foregoing, any claim relating to actions taken to remove Mr. Dauman from the Board and/or his right to resign at some future date following the occurrence of an event which would constitute “Good Reason”

under any of the provisions in Paragraph 9(b) of the Employment Agreement, all of which are specifically reserved. For the avoidance of doubt, this letter does not constitute any waiver of claims asserted by Mr. Dauman and certain other parties in the litigation Dauman and Abrams v. Redstone et al.¸Docket No. 16E020QC, pending in the Probate and Family Court of the State of Massachussets, Norfolk Count.
Very truly yours,
/s/ Robert C. Fleder
Robert C. Fleder

cc:	Philippe P. Dauman
Robert B. Schumer, Esq.